NOTICE TO THE PROPOSED INSURED
--------------------------------------------------------------------------------
All premium checks should be made payable to The Life Insurance Company of Virginia.

Please notify the Company if you do not receive your policy or if a refund of your money is not made within six weeks from the date of this receipt.

This receipt shall be void if the premium payment was made by check or draft and the bank does not honor it upon presentation.

--------------------------------------------------------------------------------

                                                        The Life Insurance
                                                        Company of Virginia
                                                        6610 West Broad Street,
                                                        Richmond, Virginia 23230

[LOGO] LIFE OF VIRGINIA

Application
For Variable
Universal Life Insurance                                 [LOGO] LIFE OF VIRGINIA
--------------------------------------------------------------------------------

12546 10/85

           THE LIFE INSURANCE COMPANY OF VIRGINIA--CONDITIONAL RECEIPT

Give this receipt to the Applicant when payment is made. Do not remove otherwise.
--------------------------------------------------------------------------------

I have received                     in payment of the full first premium* on the
                -------------------
proposed insurance on the life of all persons proposed for insurance and listed in the application bearing the same number as this receipt. This payment is made and accepted subject to the following:

1. If the Company's initial application requirements require no more than one medical examination or test, insurance as applied for will take effect on the later of the date of the application or the date of the medical examination or test, but only if:

     a. On that date all persons proposed for insurance were under Company rules and practices, insurable at standard premium rates for the plan and amount of insurance requested in the application; and
     b. The medical examination or test is completed within 60 days after the date of this receipt.

2. If, because of the age of any of the persons proposed for insurance or the amount of insurance applied for, the Company's initial application requirements would require two medical examinations or tests, insurance as applied for will take effect on the date of the second medical examination or test, but only if:

     a. On that date all persons proposed for insurance were under Company rules and practices, insurable at standard premium rates for the plan and amount of insurance requested in the application; and
     b. The second medical examination or test is completed within 60 days after the date of this receipt.

                                         ---------------------------------------
                                         ALL PREMIUM CHECKS MUST BE MADE PAYABLE
                                         TO THE COMPANY. D0 NOT MAKE CHECK
                                         PAYABLE TO THE AGENT OR LEAVE THE PAYEE
                                         BLANK.
                                         ---------------------------------------

3.   Insurance will be effective only if:

     a.   The full first premium* is paid on the date of the application; and
     b.   Such premium meets minimum premium requirements; and
     c.   Conditions la and 1b or 2a and 2b are met.

4. If the proposed Insured/Owner/Applicant requests that the policy is to have a date later than the date of this receipt, insurance will not begin until that later date and then only if all persons proposed for insurance remain insurable, as described in 1a and 2a, until the policy date.

5. If all the above conditions are not met, the Company's liability is limited to a refund of the above payment. That refund will be made to the Premium Payor.

6. The maximum amount of insurance under this receipt is limited to $250,000 per person.

Dated at                   on                  , 19
         -----------------    -----------------     ---  -----------------------
            City, state           Month, day             Licensed Resident Agent

*Full first premium means the total premium for the plan and amount of insurance applied for, and the mode of premium payment selected.

THIS RECEIPT SHALL BE VOID IF ALTERED OR MODIFIED          CR NO.

                    NOTICE OF INSURANCE INFORMATION PRACTICES

GIVE THIS NOTICE TO THE PROPOSED INSURED/OWNER/APPLICANT IN THE STATES OF ARIZONA, CALIFORNIA, CONNECTICUT, GEORGIA, ILLINOIS, MONTANA, NORTH CAROLINA, OREGON & VIRGINIA.

1. Personal information may be collected from persons other than the individual or individuals proposed for coverage.

2. Such information, as well as other personal or privileged information subsequently collected, may be disclosed to third parties in certain circumstances, without authorization.

3. A right of access and correction exists with respect to all personal information collected.

4. A more complete notice describing our information practices in detail will be furnished to you upon request.

   THESE NOTICES MUST ALWAYS BE GIVEN TO THE PROPOSED INSURED/OWNER/APPLICANT

                      INVESTIGATIVE CONSUMER REPORT NOTICE

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to: New Business Department, The Life Insurance Company of Virginia, 6610 West Broad Street, Richmond, Virginia 23230.

                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information you provide will be treated as confidential except that The Life Insurance Company of Virginia or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange in behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

The Life Insurance Company of Virginia or its reinsures may also release information in its file to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

                                                 LIFE INSURANCE COMPANY OF VIRGINIA
                                               APPLICATION FOR LIFE INSURANCE--PART I

1a.  PROPOSED INSURED                     b. Date of birth                 3a. PAYOR (Always complete)              b. Relationship
     Last name     First name     M.I     Month     Day    Year                Last name     First name     M.I        to Prop. Ins.

       Doe           John                   7    -   1   -  48
------------------------------------------------------------------------------------------------------------------------------------
 c. State/country of birth d. Age e. Sex f. Marital status g. Maiden name   c. Billing address (Always complete)
            Va               35       M                                         No. & st.
-------------------------------------------------------------------------
 h. S.S./Tax ID no.                       i. Phone (     )                      City, state                               Zip
------------------------------------------------------------------------------------------------------------------------------------
 i. Residence address                     How long at this address?        4a. Owner (If other than the Prop. Ins.) Indicate if
    No. & st.                                                                                           joint ownership is intended)
                                                                                 Last name             First name        M.I.
    City, state                                           Zip
------------------------------------------------------------------------------------------------------------------------------------
2a. OCCUPATION     Job title--duties (Be specific)           Years          b. Sex              c. Social Security/Tax ID no.
                                                                           ---------------------------------------------------------
------------------------------------------------------------------------    d. Address
Employed by and kind of business                     Time employed there       No. & st.

                                                                               City, state                                Zip
------------------------------------------------------------------------------------------------------------------------------------
 c. Employer's address                                                     5.  CONTINGENT OWNER (If any)
    No. & st.                                                                  Last name              First name                M.I.

    City, state                                           Zip
------------------------------------------------------------------------------------------------------------------------------------
6a. PLAN OF INSURANCE                                                      7.  SUITABILITY                                  YES   NO
    -----------------------        g. PREMIUM MODE
    VARIABLE UNIVERSAL LIFE           [ ] LOM/PAC (Draft) [X] Annually      a. DID YOU RECEIVE THE POLICY PROSPECTUS?      [ ]  [ ]
    -----------------------           [ ] Salary Savings  [ ] Semiannually     (If "Yes", give dates of the Prospectus(es)
 b. AMOUNT                            [ ] Gov. Allotment  [ ] Quarterly         -------------------------------------------
    --------                          [ ] Single Premium  [ ] Monthly
    $100,000                                                                    -------------------------------------------
    --------                       h. PLANNED PERIODIC PREMIUM requested
 c. OPTIONAL BENEFITS                 (Per mode elected in g)               b. DID YOU RECEIVE THE SERIES FUND PROSPECTUS? [ ]  [ ]
    [ ] ADB                           (Also answer no. 3, part III)            (If "Yes", give dates of the Prospectus(es)
    [ ] Disability Rider              ---------                                -------------------------------------------
                                      $ 1536.00
                                      ---------                                -------------------------------------------

 d. DEATH BENEFIT OPTIONS          i. PAID WITH APPLICATION                 c. DO YOU UNDERSTAND THAT:
    (Elect one)                       ---------                                1. The amount or duration of the death
    1. [ ] Specified amount           $ 1536.00                                   benefit may increase or decrease
           plus cash value            ---------                                   depening on the investment retrun of the
           (Option A)                                                             Series Fund?                             [ ]  [ ]

    2. [X] Specified amount              (Note: Net premium derived from       2. The cash value may increase or decrease
           incl. cash value              the amount paid with this                depending on the investment return of
           (Option B)                    application will be initally be          the Series fund?                         [ ]  [ ]
                                         credited to the Money Market
                                         Subdivison)
                                                                            d. DO YOU BELIEVE THAT THIS POLICY WILL MEET
 e. RIDER AMOUNTS                  j. INVESTMENT SUBDIVISIONS                  YOUR INSURANCE NEEDS AND FINANCIAL
    1. Additional Prop. insured       Net Premium Allocations                  OBJECTIVE?                                  [ ]  [ ]
    ---------                         (May not be less than 10%)           ---------------------------------------------------------
    $                                                                      8.  BENEFICIARY OF PROPOSED INSURED Give name,
    ---------                         1. Money Market 25%                      relationship and age
    2. Children                       2. Mixed Bond   25%                  ---------------------------------------------------------
    ---------                         3. Common Stock 50%                      PRIMARY            Name          Relationship    Age
    $                                 4. Total Return --%
    ---------                                                              ---------------------------------------------------------
    3. POLICY DATE REQUESTED                                                   CONTINGENT:        Name          Relationship    Age
    ------------------------
                                                                           ---------------------------------------------------------
    ------------------------                                                   Beneficiaries may be changed at any time by the Owner
                                                                               unless made irrevocable by checking this box: [ ]
------------------------------------------------------------------------------------------------------------------------------------
All answers to the questions in this application, Parts I, IA, II, IV, and any medical examinations required, are complete and true to the best of my knowledge and belief, and I agree that:

1.   The answers to those questions, together with this agreement, are the basis for issuing any policy.
2.   No one, except the President the Secretary, or a Vice President of the Company can make or change any contract of insurance.
3.   Except as otherwise provided in the Conditional Receipt, insurance does not take effect until I pay the full first premium and the policy is delivered to me while all persons proposed for insurance are insurable under the Company's published underwriting rules.
4.   To the extent permitted by law, I waive all rights that control the disclosure of medical information.

I acknowledge receipt of a notice concerning an investigative consumer report and a notice about disclosure of medical information.

Dated at (City, state)                      on (Month,day)
                       ---------------------               -------------------------------------------------------------------------
                                                                                                           Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------
        Witness (Agent)            Applicant (Give title if Co. officer)           Payor                Add'l Proposed Insured

12546 10/85                                                    NO.

                                      APPLICATION FOR THE LIFE INSURANCE--PART I (Continuation)
------------------------------------------------------------------------------------------------------------------------------------
9.   HAS ANY PERSON PROPOSED FOR INSURANCE (If "Yes", give details in no. 10 and identify person by name)
------------------------------------------------------------------------------------------------------------------------------------
 a.  Ever used alcohol or other drugs to    Yes   No   h.   Had a driver's license suspended or revoked, or been           Yes    No
     a degree that required treatment                       convicted in the last 3 yrs. of a moving violation, or
     or advice from a physician,                            of driving while impaired or intoxicated? Give license
     licensed practitioner, or any                          no.
     organization which helps those who                -----------------------------------------------------------------------------
     have an alcohol or drug problem?                  i.   Knowledge of future travel or residence outside the United States or
-------------------------------------------------------     Canada?
 b.  An application for life or health                 -----------------------------------------------------------------------------
     insurance now pending or planned                  10.  GIVE DETAILS BELOW OF ANY PART OF QUESTION 9 ANSWERED "YES" Identify
     with this or any other company?                        part and person if more than one proposed insured.
-------------------------------------------------------
 c.  Intentions of replacing life
     insurance or annuities (including
     group) in force with this or any
     other company? If replacement is
     intended, list the policy number(s)
     and the name(s) of the company(ies)
     in no. 10.
-------------------------------------------------------
 d.  Been declined, postponed, rated,
     offered a modified policy, or a
     policy with an extra premium, by
     any company in connection with
     life, health or accident insurance?
-------------------------------------------------------
 e.  Applied and/or received disability
     or hospitalization benefits from
     any source in the last 5 years, or
     left occupation for more than one
     month because of health?
-------------------------------------------------------
 f.  Participated in or have intentions
     of participating in any type of
     land, water or air vehicle racing,                -----------------------------------------------------------------------------
     parachuting, hang/kite gliding or                 11. HAS THE PROPOSED INSURED/ADDITIONAL PROPOSED INSURED
     skin/scuba diving? If yes, complete               -----------------------------------------------------------------------------
     Avocation Supplement F-6014.                                            smoked cigarettes?         used tobacco in other forms?
------------------------------------------------------------------------------------------------------------------------------------
 g.  Flown in past 3 years, or have                      User       Yes   No   Daily no. When stopped   Yes   No  Name of other form
     intentions of flying, other than as               -----------------------------------------------------------------------------
     fare paying scheduled airline                     Prop. Ins.
     passenger? If yes, complete                       -----------------------------------------------------------------------------
     Aviation Questionnaire on back.                   Add'l Ins.
------------------------------------------------------------------------------------------------------------------------------------
                                                  NONMEDICAL DECLARATIONS--PART II
------------------------------------------------------------------------------------------------------------------------------------
1a.  Height and weight of Proposed Insured: ft. in.; lbs.  b. Any weight loss in the past year? [ ] Yes [ ] No If "Yes",       lbs.
------------------------------------------------------------------------------------------------------------------------------------
2a.  Full name and address of Proposed Insured's           b. Date of last consultation.      c. Reason for, findings and treatment.
     personal physician.


------------------------------------------------------------------------------------------------------------------------------------
3.   HAS ANY PERSON PROPOSED FOR INSURANCE EVER HAD (Circle all disorders or impairments, give details in no. 4 and identify person)
------------------------------------------------------------------------------------------------------------------------------------
 a.  To be admitted to a hospital or any    Yes   No   g.   Chest pain, shortness of breath, heart murmur, high            Yes    No
     other health care facility, for an                     blood pressure, stroke, irregular heart beat, or any
     operation, observation, diagnostic                     other disease or disorder of the heart or arteries?
     tests or treatment of any illness?
------------------------------------------------------------------------------------------------------------------------------------
 b.  A medical examination or been                     h.   Cirrhosis, hepatitis, ulcer, colitis, diverticulitis,
     treated by any physician or                            ileitis, or other disease of the liver, gall bladder,
     specialist, or had an X-Ray, EKG or                    pancreas, stomach or intestines?
     other medical or diagnostic test
     done within the past 5 years?
------------------------------------------------------------------------------------------------------------------------------------
 c.  Mental or emotional disorder,                     i.   Prostate or testicular disease, disease of the uterus,
     nervous breakdown, convulsions,                        ovaries or breasts?
     epilepsy, paralysis or any other                  -----------------------------------------------------------------------------
     disorder of the brain or nervous                  j.   Anemia, leukemia or other blood disorder?
     system?                                           -----------------------------------------------------------------------------
----------------------------------------------------   k.   Diabetes, cancer, tumors or disease of any glands?
 d.  Arthritis, gout, or any bone,                     -----------------------------------------------------------------------------
     joint, muscle or skin disorder?                   l.   Disorder of the urinary tract or kidneys, sugar,
----------------------------------------------------        albumin or blood in the urine?
 e.  Asthma, bronchitis, emphysema or                  -----------------------------------------------------------------------------
     any lung disorder?                                m.   Any other health impairment or medically treated condition
----------------------------------------------------        within the past 5 years?
 f.  Disease or impairment of sight,
     speech or hearing?
------------------------------------------------------------------------------------------------------------------------------------
4.   GIVE COMPLETE DETAILS OF ANY PART OF QUESTION 3 ANSWERED "YES" (Identify person by name)
------------------------------------------------------------------------------------------------------------------------------------
Part       Nature of disorder. Frequency of       Date and          Name and address of physician, specialist, practitioner,
           attacks, diagnosis and treatment.      duration          hospital, medical institution or facility.


------------------------------------------------------------------------------------------------------------------------------------
                      THE LIFE INSURANCE COMPANY OF VIRGINIA, 6610 WEST BROAD STREET, RICHMOND, VIRGINIA 23230
12546 10/85

                                       AGENT'S REPORT--PART III (Complete fully in all cases)
------------------------------------------------------------------------------------------------------------------------------------
    Agency and code (Print)                  Agent and code (Print)                         Agent and code (Print)

------------------------------------------------------------------------------------------------------------------------------------
1a. Previous residence address of Proposed Insured                                            From                     to

    No. & st.                                                          City, state                                  Zip
------------------------------------------------------------------------------------------------------------------------------------
 b. Present business address of Proposed Insured--How long employed?               Phone no. (     )

    No. & st.                                                          City, state                                  Zip
------------------------------------------------------------------------------------------------------------------------------------
                  Age if living          Age at death        Present health/cause of death
2. Family    ----------------------  ----------------------  -----------------------------   Ins. in force   3. FOR DISCLOSURE
   history   Prop. Ins.  Add'l Ins.  Prop. Ins.  Add'l Ins.   Prop. Insured  Add'l Insured  (Juvenile only)     PURPOSES
-----------------------------------------------------------------------------------------------------------     Summary of Planned
   Father                                                                                    $                  Premium for
-----------------------------------------------------------------------------------------------------------     universal life
   Mother                                                                                    $                  plans.
-----------------------------------------------------------------------------------------------------------  ------ PPP as stated
                  No. living                No. dead         If dead, age and cause of death  --             $      in 6h Part I
-----------------------------------------------------------------------------------------------------------  ------ (MUST COMPLETE)
   Brothers                                                                                  $               Plus
-----------------------------------------------------------------------------------------------------------  ------ Additional
   Sisters                                                                                   $               $      amount lump sum
-----------------------------------------------------------------------------------------------------------  ------
                                                                                                             equals
                                                                                                             ------ Total initial
                                                                                                             $      amount on
                                                                                                             ------ delivery
------------------------------------------------------------------------------------------------------------------------------------
4.   List all insurance in force on the Proposed Insured. Give company name and amount.


------------------------------------------------------------------------------------------------------------------------------------
5.   If this application is to be issued on LOM/PAC basis, and added to an established account, give the Insured's name and policy number.

------------------------------------------------------------------------------------------------------------------------------------
6a.  What is the Proposed Insured's net worth? $                                             b. Annual income? $


------------------------------------------------------------------------------------------------------------------------------------
7.   Do you have knowledge or reason to believe that replacement of insurance is involved? [ ] Yes [ ] No If yes, explain and submit a completed replacement form where required.


------------------------------------------------------------------------------------------------------------------------------------
I represent that: (1) [ ] I have personally seen (*) [ ] I have not personally seen (**) all the persons proposed for insurance; (2)
I have truly and accurately recorded on this application the information as supplied by the Proposed Insured, the Additional
Proposed Insured and/or the Owner/ Applicant; (3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of any of the persons proposed for insurance other than as indicated in this application, and (4) where required, the abbreviated notice regarding our insurance practices, or on request, the full Notice of Information Practices, was given on or before the date the application was signed.

                                          -------------------------------------                    ---------------------------------
                                                          Date                                         Licensed Resident Agent

                                                                                                   ---------------------------------
*(Each child proposed for coverage within the last 10 days)                                        Agent's phone: (   )
**Explain:

------------------------------------------------------------------------------------------------------------------------------------
Agent's Social Security/Tax ID no.:                                             Agent's address:
------------------------------------------------------------------------------------------------------------------------------------

                                      AUTHORIZATION TO OBTAIN, RELEASE AND DISCLOSE INFORMATION

I authorize any physician, medical professional, hospital, clinic, medical care institution, insurer or reinsurer, the Medical
Information Bureau, consumer reporting agency, employer, relative, friend or neighbor to disclose to The Life Insurance Company of
Virginia, its reinsurers, or any consumer reporting agency acting on its behalf, medical and other information pertaining to me or any of my minor children who are to be insured. The information that may be disclosed includes information relating to employment, other insurance coverage, past and present physical, mental, drug and/or alcohol conditions, character, habits, avocations, finances, general reputation, credit or other personal characteristics.

I understand that The Life Insurance Company of Virginia will collect this information for the purpose of determining eligibility for insurance. I also understand that The Life Insurance Company of Virginia may review this information in connection with claims that are later submitted to it.

I agree that this authorization will be valid for two and one-half years from the date it is signed.

I know that I have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

If an investigative consumer report is prepared in connection with my application, [ ] I request to be interviewed in connection with that report.

Date at                                               on
        ---------------------------------------------     ------------------------------------  ------------------------------------
                         (City, state)                                  (Month, day)                       Proposed Insured

------------------------------------------------------------------------------------------------------------------------------------
                 Witness (Agent)               Parent of child under 15 years               Payor         Add'l Proposed Insured
102546 10/85

                                               APPLICATION FOR LIFE INSURANCE--PART IV
------------------------------------------------------------------------------------------------------------------------------------
                                                       DIABETIC QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------
1.   Name of person to whom information applies:
------------------------------------------------------------------------------------------------------------------------------------
2.   Name and address of physician first consulted for diagnosed diabetes, and date of visit.

------------------------------------------------------------------------------------------------------------------------------------
3.   Name and address of physician now providing medical supervision, and date of last visit.

------------------------------------------------------------------------------------------------------------------------------------
4.   What treatment do you use?                               Yes    No   8.  Have you ever had:                         Yes    No
   a. Diet only? ..........................................   [ ]   [ ]    a. Any eye trouble? .......................   [ ]   [ ]
   b. Insulin? ............................................   [ ]   [ ]    b. Heart trouble? .........................   [ ]   [ ]
      1. Name                                                              c. High blood pressure? ...................   [ ]   [ ]
              ---------------------------------------------                d. Kidney trouble (albuminuria, etc.)? ....   [ ]   [ ]
      2. Number of units                                                   e. Neuritis or neuralgia? .................   [ ]   [ ]
                         --------------                                       Give name of physician, health care
                                                                              facility and dates in DETAILS.
   c. Oral medication? ....................................   [ ]   [ ]   ----------------------------------------------------------
      1. Name                                                             9a. Present weight:   lbs.  b. Weight one year ago:   lbs.
              ---------------------------------------------               ----------------------------------------------------------
      2. Number of tablets                                                    DETAILS
                           ------------
--------------------------------------------------------------------------
5.   Regarding urine tests                                    Yes    No
   a. Do you replarly test your urine for sugar? ..........   [ ]   [ ]
   b. Results (please check):
      Usually [ ] negative [ ] trace [ ] more than trace
   c. Date of last test
                        -----------------------------------
   d. Result of last test
                          ---------------------------------
--------------------------------------------------------------------------
6. Regarding blood tests                                      Yes    No
   a. Have you had blood sugar tests? .....................   [ ]   [ ]
   b. Date
           ------------------------------------------------
   c. Results
              ---------------------------------------------
--------------------------------------------------------------------------
 7.  Have you been treated for:                               Yes    No
   a. Insulin reactions?...................................   [ ]   [ ]
   b. Diabetic coma?.......................................   [ ]   [ ]
      Give name of physician, health care facility and
      dates in DETAILS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       AVIATION QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------

1.   Name of person to whom information applies:
------------------------------------------------------------------------------------------------------------------------------------
2.   Flight status                                                         8.   Describe purpose and nature of flying you do:

     ----------------------------------------------------------
                                   Hours flown
     ----------------------------------------------------------           ----------------------------------------------------------
     Type of flying   Past 12 mo.   1-2 years ago   Next 12 mo.            9.   Do you make or contemplate making any flights as
     ----------------------------------------------------------                   a pilot or crew member originating or terminating
     Pilot-Military,                                                              outside the continental United States?
     Military Reserve                                                             [ ] Yes [ ] No If "yes", give details:
     ----------------------------------------------------------
     Pilot-Civilian
     ----------------------------------------------------------           ----------------------------------------------------------
     Crew member
     ----------------------------------------------------------            10.  Have you ever had an accident in connection with
                                                                                flying? [ ] Yes [ ] No If "yes", give details:
--------------------------------------------------------------------------
3.   Type of pilot's certificate held and year issued:

------------------------------------------------------------------------------------------------------------------------------------
4.   Total solo hours flown as pilot:
                                                                           11.  Aviation participation as a pilot or crew member
--------------------------------------------------------------------------      normally requires an extra premium or an Aviation
5.   Date of most recent flight:                                                Exclusion Rider. However, some pilots and crew
                                                                                members qualify for aviation coverage without any
--------------------------------------------------------------------------      exclusion or extra charge. Each case must be
6.   What types and kind of planes do you fly?                                  considered on its own merits. If we find that your
                                                                                flying involves an extra hazard requiring an
--------------------------------------------------------------------------      exclusion rider or an extra premium charge, please
7.   Do you own or have a financial interest in an aircraft?                    indicate your choice below. Do not alter the wording
     [ ] Yes [ ] No                                                             of the selection.

                                                                                [ ] Policy to include aviation coverage at
                                                                                    appropriate extra premium.
                                                                                [ ] Policy to incorporate an Aviation Exclusion
                                                                                    Rider.
------------------------------------------------------------------------------------------------------------------------------------
     DETAILS
------------------------------------------------------------------------------------------------------------------------------------
12546 10/85

[LOGO] LIFE OF VIRGINIA                        APPLICATION FOR LIFE INSURANCE--_______

------------------------------------------------------------------------------------------------------------------------------------

1a. ADDITIONAL PROPOSED INSURED     b. Date of birth      c. State/country   d. Age   e. Sex   f. Marital   g. Maiden
    Last name   First name   M.I.      Mo.   Day   Year      of birth                             status       name


------------------------------------------------------------------------------------------------------------------------------------

 h. Height and Weight   i. Weight loss in past year,   j. Relationship to                   k. Social Security/Tax ID no.
    ft.   in.   lbs.       if any:   lbs.                 Proposed insured                             -          -
------------------------------------------------------------------------------------------------------------------------------------

 l. Present residence address (If different from Proposed Insured)                     Telephone no. (    )

    No. & st.                                                        City, state                          Zip
------------------------------------------------------------------------------------------------------------------------------------
 m. Employed by                                         Kind of business                        Job title--duties (Be specific)

------------------------------------------------------------------------------------------------------------------------------------
2.  BENEFICIARY OF ADDITIONAL PROPOSED INSURED (Complete only for universal life plans with Al Rider) Give name, relationship and age.
------------------------------------------------------------------------------------------------------------------------------------
    PRIMARY:   Name                         Relationship   Age      CONTINGENT:   Name                       Relationship   Age

------------------------------------------------------------------------------------------------------------------------------------
    Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this box: [ ]
------------------------------------------------------------------------------------------------------------------------------------

3a. CHILDREN PROPOSED FOR INSURANCE*  b. Date of birth     c. State/country  d. Age & Sex  e. Relationship     f. Height (ft, in.)
    Last name   First name      M.I.     Mo.   Day   Year     of birth                        to Prop. Ins.**     and weight***

------------------------------------------------------------------------------------------------------------------------------------
 1.
------------------------------------------------------------------------------------------------------------------------------------
 2.
------------------------------------------------------------------------------------------------------------------------------------
 3.
------------------------------------------------------------------------------------------------------------------------------------
 4.
------------------------------------------------------------------------------------------------------------------------------------
*No insurance will be provided on children until their 15th calendar      ***Indicate in pounds any weight loss in past year.
day of life.
**Indicate if other than natural child. (Stepchild, adopted, etc.)      NOTE: If more than 4 children in family, use space below.
------------------------------------------------------------------------------------------------------------------------------------
 g. Has the name of any child under age 18 been omitted?            h. If less than one year old, give birth weight:   lbs.
    [ ] Yes (Explain)                                      [ ] No      Was the birth considered premature?
------------------------------------------------------------------------------------------------------------------------------------
 i. Is any child listed not living at the same address with the Proposed Insured? [ ] Yes (Explain) [ ] No

------------------------------------------------------------------------------------------------------------------------------------
4.  Is any child who has reached age 18, but who has not yet reached age 22 a full time student? [ ] Yes [ ] No
    Name(s) of child(ren) and of learning institution(s):
------------------------------------------------------------------------------------------------------------------------------------
5.  List all insurance in force on Additional Proposed Insured and children proposed for insurance. Give company name and amount.


------------------------------------------------------------------------------------------------------------------------------------
6.  REGARDING PERSONAL PHYSICIANS--Match physician with name of patient.
------------------------------------------------------------------------------------------------------------------------------------
 a. Full name and address                         b. Date of last consultation            c. Reason for, findings and treatment


------------------------------------------------------------------------------------------------------------------------------------
USE THIS SPACE TO EXPAND ON ANY QUESTION FROM PARTS I, IA, II & IV. IDENTIFY PART, QUESTION AND PERSON PROPOSED FOR INSURANCE. THIS
PAGE WILL BE A PART OF THE CONTRACT WHEN USED.
12546 10/85